WAIVER

          WAIVER dated as of October 24, 1995 among WAINOCO OIL &
GAS COMPANY (the "Borrower"), WAINOCO OIL CORPORATION
("Wainoco"), the BANKS listed on the signature pages hereof (the
"Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent
(the "Agent").

                    W I T N E S S E T H:

          WHEREAS, the parties hereto have heretofore entered into an Amended and Restated Credit and Guaranty Agreement dated as of May 31, 1994, as amended by an Amendment dated as of March
15, 1995 (the "Agreement"); and

          WHEREAS, the parties hereto desire to waive compliance with the requirements of Section 5.19 of the Agreement for the compliance period most recently concluded.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

          SECTION 2. Waiver of Section 5.19 of the Agreement. At the request of the Borrower and Wainoco, the Banks hereby irrevocably waive compliance with Section 5.19 of the Agreement for the period of four consecutive fiscal quarters ending on September 30, 1995. This waiver shall be limited precisely as written, and shall not extend to any Default under any other provision of the Agreement or to any Default under Section 5.19 for any other period.

          SECTION 3.  Governing Law.  This Waiver shall be
governed by and construed in accordance with the laws of the State of New York.

          SECTION 4. Counterparts: Effectiveness. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Waiver shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, Wainoco and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.

WAINOCO OIL & GAS COMPANY



By:  /s/ Julie H. Edwards
     ----------------------------

Title:  Senior Vice President - Finance & Chief Financial Officer


WAINOCO OIL CORPORATION



By:  /s/ Julie H. Edwards
     ----------------------------

Title:  Senior Vice President - Finance & Chief Financial Officer


MORGAN GUARANTY TRUST COMPANY OF NEW YORK



By:  /s/ Philip W. McNeal
     ----------------------------

Title:  Vice President



BANQUE PARIBAS



By:  /s/ Mark Green
     ----------------------------

Title:  Vice President



UNION BANK



By:  /s/ Richard P. DeGrey, Jr.
     ----------------------------

Title:  Vice President



MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent



By:  /s/ Philip W. McNeal
     ----------------------------

Title:  Vice President